UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2011

PACIRA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Sylvan Way, Suite 125, Parsippany, New Jersey 07054

(Address of principal executive offices) (Zip Code)

(973) 254-3560

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Quintiles Master Services Agreement

On August 30, 2011, Pacira Pharmaceuticals, Inc., a California corporation (the “Company”) and wholly owned subsidiary of Pacira Pharmaceuticals, Inc., a Delaware corporation (the reporting company) entered into a Master Services Agreement (the “Agreement”) with Quintiles Commercial US, Inc. (“Quintiles”).  Pursuant to the terms of the Agreement, Quintiles has agreed to provide a nationwide sales force of approximately 70 persons and related services for the marketing and sale of the Company’s Exparel product.  This sales force will be responsible for calling on hospitals and key pain specialists and surgeons throughout the US.  The members of the sales force will be subject to the Company’s approval and must satisfy certain minimum requirements but will be managed by Quintiles.  Under the terms of the Agreement, the Company and Quintiles will cooperate on establishing appropriate salary and incentive compensation arrangements for the sales force and the Company will retain responsibility for certain promotional matters and some training functions.  Pursuant to the Agreement, the Company will pay Quintiles a daily fee for services in a specified amount and will separately pay Quintiles for certain recruiting, training, overhead, incentive, promotional and other specified out-of-pocket expenses.  In the event that sales of Exparel exceed a specified aggregate minimum, Quintiles will be entitled to a bonus payment percentage on incremental revenues in the mid single digits up to a specified threshold.  The terms of this arrangement will be in effect until December 31, 2012.  Thereafter, any changes to the arrangements described above will be subject to the mutual agreement of the parties.

The Agreement is effective immediately and continues until the Agreement is terminated in accordance with its terms.  The Company may terminate the Agreement, either partially or in full, without cause by providing sixty (60) days prior written notice to Quintiles.  In addition, either Quintiles or the Company may terminate the Agreement by written notice to the other party if such party is in default of its material obligations under the Agreement or if either party is subject to a bankruptcy or similar proceeding or arrangement.  Subject to compliance with certain non-solicitation covenants, upon the expiration of the Agreement, the Company will have the right to hire members of the sales force upon sixty days prior notice to Quintiles, subject to certain limitations.

The Company expects to file the Agreement as an exhibit to its Quarterly Report on Form 10-Q for the period ending September 30, 2011, and intends to seek confidential treatment for certain terms and provisions of the Agreement. The foregoing description is qualified in its entirety by reference to the text of the Agreement when filed.

ICS  Commercial Outsourcing  Services Agreement

On August 30, 2011, Pacira Pharmaceuticals, Inc., a California corporation (the “Company”) and wholly owned subsidiary of Pacira Pharmaceuticals, Inc., a Delaware corporation (the reporting company) entered into a Commercial Outsourcing Services Agreement (the “Agreement”) with Integrated Commercialization Solutions, Inc., a California corporation (“ICS”).  Pursuant to the terms of the Agreement, ICS will serve as the Company’s exclusive third party logistics provider to support the U.S. commercialization of EXPAREL.  The logistics services to be provided to the Company by ICS include customer services support, warehousing and inventory program services, distribution services, contract administration and chargeback processing services, accounts receivable management and cash application services, and financial management and information technology services.

The term of the Agreement begins as of August 30, 2011 and continues for a period of three (3) years unless earlier terminated in accordance with the terms of the Agreement.  The Agreement requires that that each party indemnify and hold harmless the other party for certain matters set forth in the Agreement except to the extent any losses are determined to have resulted from such party’s negligent act or omission.  The Agreement further requires that the Company maintain casualty theft or loss insurance and products liability and general commercial liability insurance, in each case subject to minimum levels.  The Agreement also provides for confidentiality with respect to the information being exchanged between the parties.

The Company expects to file the Agreement as an exhibit to its Quarterly Report on Form 10-Q for the period ending September 30, 2011, and intends to seek confidential treatment for certain terms and provisions of the Agreement. The foregoing description is qualified in its entirety by reference to the text of the Agreement when filed.

Item 7.01. Regulation FD Disclosure.

On September 6, 2011, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) , or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated September 6, 2011

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical facts, contained in this Current Report on Form 8-K are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,”

“intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: the Company’s plans to develop and commercialize EXPAREL; the Company’s plans to continue to manufacture and provide support services for its commercial partners who have licensed DepoCyt(e) and DepoDur; the timing of, and the Company’s ability to obtain, regulatory approval of EXPAREL; the timing of the Company’s anticipated commercial launch of EXPAREL; the rate and degree of market acceptance of EXPAREL; the size and growth of the potential markets for EXPAREL and the Company’s ability to serve those markets; the Company’s plans to expand the indications of EXPAREL to include nerve block and epidural administration; and our commercialization and marketing capabilities. Important factors could cause our actual results to differ materially from those indicated or implied by forward-looking statements; including, the Company is dependent on the success of EXPAREL and cannot guarantee that it will receive regulatory approval or be successfully commercialized; the Company faces significant competition and its operating results will suffer if it fails to compete effectively; if the Company is unable to establish effective marketing and sales capabilities or enter into agreements with third parties to handle marketing and sales, the Company may be unable to generate product revenues; if EXPAREL does not achieve broad market acceptance, the revenues that Company generates from its sales will be limited; the Company may not receive regulatory approval for EXPAREL or the approval may be delayed; the Company has incurred significant losses since its inception and anticipates that it will incur continued losses for the foreseeable future; the Company will need to raise additional financing to continue as a going concern and may be unable to raise capital when needed; and those risks discussed in “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 31, 2011 and in its other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K represent the Company’s views as of the date of this press release. The Company anticipates that subsequent events and development will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of Current Report on Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacira Pharmaceuticals, Inc.

Date: September 6, 2011	By:	/s/ James Scibetta
James Scibetta Chief Financial Officer